Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	CLTV

7.001 - 7.500	1	24,672.06	0.07	7.250	730	95.00
7.501 - 8.000	2	156,127.53	0.42	7.923	634	71.39
8.001 - 8.500	11	462,433.44	1.25	8.372	700	96.13
8.501 - 9.000	31	1,992,806.09	5.40	8.801	675	99.00
9.001 - 9.500	69	4,230,935.67	11.46	9.236	708	99.80
9.501 - 10.000	202	13,239,625.18	35.85	9.788	671	99.88
10.001 - 10.500	52	2,288,470.92	6.20	10.252	680	99.64
10.501 - 11.000	93	5,124,450.73	13.88	10.733	639	99.54
11.001 - 11.500	89	3,546,751.72	9.60	11.285	662	99.25
11.501 - 12.000	95	3,663,564.45	9.92	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	5.59	12.278	630	99.50
12.501 - 13.000	3	98,332.39	0.27	12.717	632	100.00
13.001 - 13.500	1	35,633.80	0.10	13.050	636	99.97

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 7.250%
Max: 13.050%
Weighted Average: 10.305%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	378	12,296,463.00	33.30	10.697	657	99.22
50,000.01 - 100,000.00	277	19,457,177.26	52.69	10.190	668	99.61
100,000.01 - 150,000.00	37	4,226,974.67	11.45	9.773	673	99.02
150,000.01 - 200,000.00	5	947,827.29	2.57	9.963	644	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: $13,750.00
Max: $199,909.13
Average: $52,981.98

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Coupon	Score	CLTV

30 Year Fixed	456	27,161,626.24	73.55	10.152	667	99.39
15 Year Balloon	221	9,064,764.68	24.55	10.699	657	99.57
20 Year Fixed	15	551,929.78	1.49	11.182	655	98.58
15 Year Fixed	5	150,121.52	0.41	10.915	663	98.84

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Coupon	Score	CLTV

2	697	36,928,442.22	100.00	10.305	664	99.42

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Coupon	Score	CLTV

169 - 180	226	9,214,886.20	24.95	10.702	657	99.56
229 - 240	15	551,929.78	1.49	11.182	655	98.58
349 - 360	456	27,161,626.24	73.55	10.152	667	99.39

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 173
Max: 360
Weighted Average: 312

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	CLTV

0	236	11,981,120.00	32.44	10.373	665	99.60
1	155	8,775,496.02	23.76	10.438	660	99.63
2	189	9,958,473.30	26.97	10.330	660	99.03
3	76	3,743,719.34	10.14	10.002	671	99.37
4	33	2,027,313.47	5.49	9.495	693	99.41
6	1	50,353.02	0.14	9.875	698	100.00
7	6	377,145.87	1.02	11.849	629	99.77
9	1	14,821.20	0.04	9.250	668	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 0
Max: 9
Weighted Average: 1

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	CLTV

60.01 - 65.00	1	107,927.53	0.29	8.000	609	62.11
75.01 - 80.00	2	84,206.20	0.23	11.158	670	78.04
80.01 - 85.00	1	61,962.32	0.17	11.750	637	84.76
85.01 - 90.00	9	409,542.32	1.11	9.338	668	89.96
90.01 - 95.00	49	1,924,947.86	5.21	10.595	657	94.88
95.01 - 100.00	635	34,339,855.99	92.99	10.303	665	99.99

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 62.11%
Max: 100.00%
Weighted Average: 99.42%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Coupon	Score	CLTV

541 - 560	1	20,000.00	0.05	10.990	544	100.00
561 - 580	1	25,000.00	0.07	11.990	567	100.00
581 - 600	4	159,050.00	0.43	11.949	599	99.99
601 - 620	93	4,243,303.73	11.49	11.315	612	98.80
621 - 640	164	7,896,780.02	21.38	10.714	631	99.17
641 - 660	125	6,986,604.73	18.92	10.269	651	99.46
661 - 680	114	6,524,137.70	17.67	10.033	669	99.85
681 - 700	86	4,570,396.35	12.38	10.044	690	99.63
701 - 720	44	2,577,356.43	6.98	9.852	709	99.24
721 - 740	28	1,485,730.96	4.02	9.463	729	99.49
741 - 760	18	1,057,872.98	2.86	9.578	748	99.62
761 - 780	10	695,386.20	1.88	9.274	769	100.00
781 - 800	9	686,823.12	1.86	9.274	786	99.72

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Min: 544
Max: 796
Weighted Average: 664

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	CLTV

Purchase	575	30,823,635.63	83.47	10.296	668	99.73
Cashout	116	5,874,202.38	15.91	10.344	646	97.83
Rate/Term Refinance	6	230,604.21	0.62	10.518	643	99.12

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Coupon	Score	CLTV

Single Family	540	28,492,293.61	77.16	10.308	660	99.40
Condo	83	4,003,644.07	10.84	10.201	672	99.61
3-4 Unit	30	1,817,768.24	4.92	10.724	680	98.82
Townhouse	29	1,499,703.06	4.06	10.087	671	99.68
Duplex	15	1,115,033.24	3.02	10.214	703	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Coupon	Score	CLTV

NIV	478	27,473,781.47	74.40	10.312	670	99.55
Full	200	8,183,720.77	22.16	10.280	646	99.58
Stated	11	738,643.98	2.00	10.547	666	92.44
12 Month Bank Statements	6	270,320.65	0.73	10.619	654	99.99
24 Month Bank Statements	2	261,975.35	0.71	9.340	680	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	697	36,928,442.22	100.00	10.305	664	99.42

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Coupon	Score	CLTV

A	608	33,016,172.25	89.41	10.173	671	99.51
B	88	3,892,269.97	10.54	11.417	610	98.69
C	1	20,000.00	0.05	10.990	544	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	CLTV

California	255	18,727,396.29	50.71	9.923	669	99.62
Florida	128	5,115,557.18	13.85	10.742	666	99.08
Illinois	54	2,556,964.03	6.92	10.772	667	99.63
Nevada	25	1,342,730.93	3.64	10.177	673	99.98
North Carolina	38	1,089,159.99	2.95	10.999	644	99.75
Virginia	18	1,020,119.21	2.76	10.379	685	100.00
Massachusetts	15	913,860.34	2.47	11.135	648	98.79
Maryland	15	702,983.82	1.90	11.011	659	99.87
Arizona	22	700,794.38	1.90	10.370	656	99.84
Michigan	19	669,384.78	1.81	10.879	641	100.00
Washington	8	653,734.63	1.77	9.609	632	100.00
Rhode Island	14	641,631.45	1.74	11.237	658	98.01
Colorado	12	533,257.95	1.44	9.271	633	91.82
Tennessee	16	387,833.47	1.05	10.843	624	99.98
Wisconsin	9	366,066.26	0.99	10.980	657	100.00
Pennsylvania	13	359,339.61	0.97	11.494	641	99.74
Connecticut	8	344,264.63	0.93	11.145	667	98.60
Ohio	8	227,921.16	0.62	11.208	660	100.00
Georgia	4	144,943.72	0.39	11.688	625	96.56
Indiana	5	116,204.61	0.31	11.545	636	99.97
Oregon	3	116,168.42	0.31	9.987	691	100.00
Louisiana	2	41,145.52	0.11	11.408	642	98.16
Minnesota	1	40,200.00	0.11	9.340	661	100.00
Missouri	2	35,395.08	0.10	12.319	613	97.46
Utah	1	28,784.76	0.08	12.375	614	100.00
Idaho	1	27,200.00	0.07	9.250	638	100.00
Kentucky	1	25,400.00	0.07	10.150	646	100.00

Total:	697	36,928,442.22	100.00	10.305	664	99.42

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	697 records
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Coupon	Score	CLTV

0	238	10,544,957.09	28.56	10.581	656	99.14
1	17	816,447.23	2.21	11.396	651	98.44
2	39	2,560,486.58	6.93	9.764	669	99.53
3	403	23,006,551.32	62.30	10.200	668	99.57

Total:	697	36,928,442.22	100.00	10.305	664	99.42

Loans with Penalty: 71.44%

Margin (%) — ARM Only

ARM Only

ARM Only

ARM Only

ARM Only

Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.